UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 19, 2019

Presidio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38028	47-2398593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, Suite 2832, New York, NY 10119

(Address of Principal Executive Offices)

(212) 652-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PSDO	NASDAQ Global Select Market

Securities registered pursuant to section 12(g) of the Act: None

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation, on December 19, 2019 (the “Closing Date”), of the Merger (as defined below) contemplated by that certain Agreement and Plan of Merger, dated as of August 14, 2019, as amended on September 25, 2019 (as further amended, modified or supplemented from time to time, the “Merger Agreement”), by and among Presidio, Inc., a Delaware corporation (the “Company” or “Presidio”), BCEC – Port Holdings (Delaware), LP, a Delaware limited partnership (“Parent”) and Port Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving company (the “Surviving Company”) and an indirect, wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used but not otherwise defined herein have the meaning set forth in the Merger Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Merger became effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, each share of Presidio common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares, Converted Shares and Dissenting Shares) was converted into the right to receive $16.60 in cash, without interest, subject to applicable withholding taxes (the “Merger Consideration”).

At the Effective Time, each option to purchase shares of Common Stock (“Company Option”) vested (with performance-based Company Options vesting to the extent of achievement of the applicable performance goals) and was cancelled and converted into and what became the right to receive an amount in cash, without interest, equal to the product of (1) the Merger Consideration, less the applicable exercise price, multiplied by (2) the number of shares of Common Stock subject to such Company Option, less applicable withholding taxes. Notwithstanding anything to the contrary in the Merger Agreement, with respect to Company Options in which the exercise price per share was greater than or equal to the Merger Consideration, such Company Options were cancelled for no consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1 to the Merger Agreement, which were filed as Exhibits 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 14, 2019 and September 25, 2019, respectively, and are incorporated by reference into this Item 2.01.

The information set forth in the Introductory Note and the disclosure regarding the Merger and Merger Agreement under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) that the Certificate of Merger had been filed with the Secretary of State of the State of Delaware and that, at the Effective Time, each share of Common Stock (other than Cancelled Shares, Converted Shares and Dissenting Shares) was converted into the right to receive the Merger Consideration. In addition, the Company requested that NASDAQ delist the Common Stock, and as a result, trading of the Common Stock, which trades under the ticker symbol “PSDO” on NASDAQ, was suspended after the close of trading on NASDAQ on December 18, 2019. The Company also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from NASDAQ and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC, requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, as a result of the Merger, each holder of Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration (except in the case of Cancelled Shares, Converted Shares and Dissenting Shares).

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became an indirect, wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of funds advised by BC Partners Advisors L.P. (“BC Partners”).

To complete the Merger and related transactions, Parent has used funds in an amount up to approximately $2.2 billion, which was funded through equity contributions by funds advised by BC Partners and proceeds from debt financing.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, pursuant to the terms of the Merger Agreement, Heather Berger, Christopher L. Edson, Salim Hirji, Steven Lerner, Matthew H. Nord, Pankaj Patel, Michael Reiss and Todd H. Siegel resigned from the board of directors of the Company.

In connection with the Merger, Robert Cagnazzi, Neil O. Johnston, David Hart, Vinu Thomas and Elliot Brecher (the “Executive Officers”) entered into amendments to their employment agreements (the “Employment Agreements”) that (i) increased the cash severance multiples applicable to each Executive Officer upon a severance-qualifying termination during the two years following a change in control and (ii) increased the period of months used to determine the cash payment in lieu of medical and dental benefits. The Employment Agreements provide that upon a termination without cause or resignation with good reason in connection with or during the two years following a change in control, subject to the Executive Officer’s execution of a release of claims, each Executive Officer is entitled to (i) a multiple (3.0x for Mr. Cagnazzi, 2.5x for Messrs. Hart, Johnston and Thomas and 2.0x for Mr. Brecher) of the sum of the Executive Officer’s annual base salary and target annual bonus as in effect immediately prior to the change in control, payable in installments over a period of months (30 for Mr. Cagnazzi, 18 for Messrs. Hart, Johnston and Thomas, and 12 for Mr. Brecher), (ii) a prorated annual bonus for the fiscal year in which such termination of employment occurs, assuming performance metrics have been satisfied at target, payable in a lump sum on the date on which the Company otherwise makes annual bonus payments to actively employed executives for such fiscal year and (iii) a lump-sum cash payment equal to the cost of monthly medical and dental coverage for a period of months (36 months for Mr. Cagnazzi and 24 months for each other Executive Officer), payable on the first payroll date immediately following the 30th day after the date of termination.

Parent entered into a rollover agreement with Mr. Cagnazzi, pursuant to which Mr. Cagnazzi contributed, immediately prior to the Effective Time, a total of 363,656 shares of Common Stock to Parent in exchange for a number of Class A-2 limited partnership units in Parent with an aggregate value of $6,036,690 (the “Cagnazzi Rollover Agreement”). Parent also entered into a rollover agreement with Mr. Hart, pursuant to which Mr. Hart contributed, immediately prior to the Effective Time, a total of 90,362 shares of Common Stock to Parent in exchange for a number of Class A-2 limited partnership units in Parent with an aggregate value of $1,500,009 (the “Hart Rollover Agreement”, and together the “Rollover Agreements”). Parent also entered into cash investment subscription agreements with each of Mr. Cagnazzi, Vincent Trama, Michael Kelly, Mr. Thomas, Mr. Johnston and Mr. Brecher, pursuant to which (i) Mr. Cagnazzi purchased a number of Class A-2 limited partnership units in Parent having an aggregate value equal to $5,673,500, which represents two-thirds of the aggregate cash consideration received by Mr. Cagnazzi in the Merger in respect of his Company Options net of all income taxes payable in respect thereof, (ii) Mr. Trama purchased a number of Class A-2 limited partnership units in Parent having an aggregate value equal to $200,000, which represents approximately 76% of the aggregate cash consideration received by Mr. Trama in the Merger in respect of his Company Options net of all income taxes payable in respect thereof, (iii) Mr. Kelly purchased a number of Class A-2 limited partnership units in Parent having an aggregate value equal to $100,000, which represents approximately 34% of the aggregate cash consideration received by Mr. Kelly in the Merger in respect of his Company Options net of all income taxes payable in respect thereof, (iv) Mr. Thomas purchased a number of Class A-2 limited partnership units in Parent having an aggregate value equal to $250,000, which represents approximately 32% of the aggregate cash consideration received by Mr. Thomas in the Merger in respect of his Company Options net of all income taxes payable in respect thereof, (v) Mr. Johnston purchased a number of Class A-2 limited partnership units in Parent having an aggregate value equal to $100,000, which represents approximately 69% of the aggregate cash consideration received by Mr. Johnston in the Merger in respect of his Company Options net of all income taxes payable in respect thereof and (vi) Mr. Brecher purchased a number of Class A-2 limited partnership units in Parent having an aggregate value equal to $100,000, which represents approximately 21% of the aggregate cash consideration received by Mr. Brecher in the Merger in respect of his Company Options net of all income taxes payable in respect thereof.

Pursuant to the Cagnazzi Rollover Agreement, Parent will establish a management incentive equity plan (the “MIEP”) pursuant to which Parent will grant profits interests to certain members of the Company’s management team. The aggregate pool of profits interests will represent a specified percentage of the accreted value following the Effective Time if minimum performance thresholds are achieved and an increased percentage of such accreted value if higher performance thresholds are achieved. Profits interests granted under the MIEP will vest over five equal annual installments beginning on the first anniversary of the grant date, subject to continued service, with all outstanding profits interests vesting on a subsequent change in control of the Company. Unvested profits interests will terminate upon any termination of employment and vested profits interests will be subject to customary call rights upon certain terminations of employment and restrictive covenant breaches. As of the date hereof, none of the Company’s Executive Officers have been granted any awards under the MIEP.

Pursuant to the Cagnazzi Rollover Agreement, Parent was required to establish a long-term incentive award program pursuant to which employees will receive cash awards, some of which will vest on the fifteen-month anniversary of the Effective Time, an additional percentage of which will vest on the thirtieth-month anniversary of the Effective Time and the balance (and any unpaid portion) of which will vest upon BC Partners and their affiliaties ceasing to own at least 20% of the Company, subject, in each case, to continued employment through the applicable vesting date. The aggregate amount of all such long-term incentive award payments will be discussed by Mr. Cagnazzi and BC Partners. As of the date hereof, none of the Company’s Executive Officers have been granted any long-term incentive awards pursuant to this program.

The summary of the Employment Agreements is qualified in its entirety by reference to the text of such agreements, which were filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, as filed with the SEC on August 29, 2019. The summary of the Rollover Agreement is qualified in its entirety by reference to the text of such agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, the certificate of incorporation and bylaws of Merger Sub in effect immediately prior to the Effective Time became the form of the certificate of incorporation and form of the bylaws of the Surviving Company at the Effective Time. A copy of such certificate of incorporation and bylaws are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Presidio, Inc.

3.2	Bylaws of Presidio, Inc.

10.1	Rollover Agreement by and between the Company and Robert Cagnazzi, dated as of August 14, 2019

10.2	Rollover Agreement by and between the Company and David Hart, dated as of December 19, 2019

99.1	Press release issued by Presidio, Inc. on December 19, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Dated: December 19, 2019	By:	/s/ Elliot Brecher
	Name:	Elliot Brecher
	Title:	Senior Vice President, General Counsel and Secretary